Prospectus Supplement

John Hancock Strategic Series

John Hancock Income Fund (the fund)

Supplement dated February 15, 2022 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

As of March 31, 2022 (the Effective Date), Bradley L. Lutz, CFA, will be added as a portfolio manager of the fund. As of the Effective Date, Christopher M. Chapman, CFA, Thomas C. Goggins, Daniel S. Janis III, Bradley L. Lutz, CFA, and Kisoo Park will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Effective March 15, 2023, Daniel S. Janis III will be retiring as a portfolio manager. Accordingly, all references to Mr. Janis will be removed from the Summary Prospectus as of March 15, 2023.

As of the Effective Date, the following will replace in its entirety the portfolio manager information under the heading “Portfolio management”:

Christopher M. Chapman, CFA Managing Director and Portfolio Manager Managed the fund since 2017	Thomas C. Goggins Senior Managing Director and Senior Portfolio Manager Managed the fund since 2009	Daniel S. Janis III Senior Managing Director and Senior Portfolio Manager Managed the fund since 1999
Bradley L. Lutz, CFA Managing Director and Portfolio Manager Managed the fund since 2022	Kisoo Park Managing Director and Portfolio Manager Managed the fund since 2015

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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